SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 22, 1997

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a Pooling and Servicing Agreement dated as of September 1, 1995 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1995-KS2)


                    Residential Asset Securities Corporation
             (Exact name of registrant as specified in its charter)

         DELAWARE                  33-56893             51-0362653
(State or Other Jurisdiction     (Commission          (I.R.S. Employer
of Incorporation)                 File Number)        Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota           55437
 (Address of Principal            (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000




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                                                         2

Item 5.  Other Events

         On September 28, 1995, a single series of certificates, entitled Residential Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1995-KS2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") which was previously filed on Form 8-K, dated as of September 1, 1995, among Residential Asset Securities Corporation, as depositor (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer") and The First National Bank of Chicago, as trustee (the "Trustee"). On January 22, 1997, the Depositor, the Master Servicer, and the Trustee executed Amendment No. 2 to the Pooling and Servicing Agreement for the purpose of revising Section 7.07 of the Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                 Item 601(a) of
                 Regulation S-K
Exhibit No.      Exhibit No.        Description

  1                 4.1         Amendment No. 2 to the Pooling and
                                Servicing Agreement, dated as of September
                                1, 1995, by and among Residential Asset
                                Securities Corporation, as depositor (the
                                "Depositor"), Residential Funding
                                Corporation, as master servicer (the "Master
                                Servicer") and The First National Bank of
                                Chicago, as trustee (the "Trustee").



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL ASSET SECURITIES
                                            CORPORATION


                                            By:      /s/ William Waldusky

                                            Name:      William E. Waldusky
                                            Title:     Vice President


Dated:  January 22, 1997


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                                                         4

                                Index to Exhibits






                                                                 Sequentially
                                                                 Numbered
Exhibit No.        Description                                   Page

1                  Amendment No. 2 to Pooling and
                  Servicing  Agreement,  dated as
                  of  September  1,  1995,  by
                  and  among   Residential   Asset
                  Securities   Corporation,   as
                  depositor  (the  "Depositor"),
                  Residential  Funding  Corporation,
                  as  master  servicer  (the
                  "Master Servicer") and The First
                  National Bank of Chicago,  as
                  trustee (the "Trustee"),  which
                  Amendment No. 2 is dated as of
                  January 22, 1997 and is by and
                  among the Depositor, the Master
                  Servicer, and the Trustee.




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                                    EXHIBIT 1

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                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor,




                         RESIDENTIAL FUNDING CORPORATION
                                Master Servicer,


                                       and


                       THE FIRST NATIONAL BANK OF CHICAGO,
                                     Trustee




                              --------------------


                           AMENDMENT NO. 2 dated as of
                             January 22, 1997 to the


                         Pooling and Servicing Agreement
                          Dated as of September 1, 1995


                            --------------------


                    Residential Asset Securities Corporation
                       Mortgage Pass-Through Certificates


                                 Series 1995-KS2



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                  AMENDMENT  No.  2 made as of this  22nd day of  January  1997, among Residential Asset Securities Corporation as depositor (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as trustee (the "Trustee").

                               W I T N E S S E T H

                  WHEREAS, the Depositor, the Trustee and the Master Servicer entered into a Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995, relating to the issuance of Residential Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1995-KS2; and

                  WHEREAS, the Depositor, the Master Servicer and the Trustee desire to amend the terms of the Agreement pursuant to and in accordance with
Section  11.01(a) of the  Agreement  for the  purpose of adding a  provision  to
Section 4.07 of the Agreement.

                  NOW, THEREFORE, in consideration of the mutual premises and agreements herein, the Depositor, the Master Servicer and the Trustee agree as follows:

                  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement.

                  Section 4.07 of the Agreement is hereby amended by adding the following to the end of the fifth sentence thereof:

                  ; provided however, that with respect to the Mortgage Loans listed on Schedule A to Amendment No. 2 to this Agreement, purchased by the Master Servicer, any related Realized Loss shall not be allocated in accordance with the terms of the Agreement.

                  Section 4.07 of the Agreement is hereby amended by adding the following to the end of the sixth sentence thereof:

                  ; provided however, that with respect to the Mortgage Loans listed on Schedule A to Amendment no. 2 to this Agreement, purchased by the Master Servicer, the payment of the related Purchase Price will not be viewed as an advance and any Realized Loss will not be recoverable.

                  Section 4.07 of the Agreement is hereby amended by adding the following to the end of the last sentence thereof:

                  ; provided however, that with respect to the Mortgage Loans listed on Schedule A to Amendment No. 2 to this Agreement, purchased by the Master Servicer, such Mortgage Loans shall be treated as having been so purchased for purposes of performing the foregoing calculations and shall not be considered for

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                                                1

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                  purposes of performing the foregoing calculations for any time period prior or subsequent to such purchase.

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                                                2

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         IN WITNESS WHEREOF, the Depositor,  the Master Servicer and the Trustee
have caused their duly authorized representatives to execute and deliver this instrument as of the date first above written.


                                    RESIDENTIAL ASSET SECURITIES
                                    CORPORATION


                                    By:    /s/ William E. Waldusky
                                    Name:  William E. Waldusky
                                    Title: Vice President



                                    RESIDENTIAL FUNDING CORPORATION


                                    By:      /s/ Robert Conway
                                    Name:  Robert Conway
                                    Title: Director



                                    THE FIRST NATIONAL
                                    BANK OF CHICAGO


                                    By:      /s/ R. Tarnas
                                    Name:   R. Tarnas
                                    Title:  Vice President

CONSENTED TO:

MBIA INSURANCE COMPANY

By:      /s/ Robert Heller
Name:   Robert Heller
Title:  Vice President



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                                   SCHEDULE A
                              RASC SERIES 1995-KS2
                          MORTGAGE LOAN/REO REPURCHASES

                                      LOAN
NUMBER

                                     STATUS

1421160                              FCLS

1421177                              FCLS

1421181                              FCLS

1421195                              FCLS

1421210                              FCLS

1421221                              FCLS

1421223                              FCLS

1435781                              FCLS

1436255                              FCLS

1400259                              FCLS

1434367                              90+

1424527                              FCLS

1425203                              FCLS

1423491                              FCLS

1425445                              FCLS

1431589                              FCLS

1432284                              FCLS

1440048                              FCLS

1440044                              FCLS

1440029                              FCLS

1439973                              FCLS

1438830                              FCLS

1436187                              FCLS

1440169                              FCLS

1440130                              FCLS

1440123                              FCLS

1440081                              FCLS

1431238                              FCLS

1418433                              ACT REO

1435124                              ACT REO

1421483                              ACT REO

1399710                              90+

1406178                              90+

1399648                              FCLS

1399737                              FCLS

1399763                              FCLS

1399851                              FCLS

1406185                              FCLS

1406171                              FCLS

1406384                              FCLS

1406213                              FCLS

1406207                              FCLS

1406199                              FCLS

1406189                              FCLS

1399681                              FCLS

1399743                              ACT REO

1406197                              ACT REO

1406125                              ACT REO

1402524                              ACT REO

1399778                              ACT REO






















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